UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of Earliest event reported): December 24, 2001

                       Commission File Number: 33-11986-LA
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                             STEIN'S HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

      Nevada                                          88-022660
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(State or other jurisdiction of                 (IRS Employer
 incorporation or organization)                 Identification Number)

            21800 Oxnard Street Suite 440, Woodland Hills CA 91367
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             (Address of principal executive offices) (Zip Code)

Company's telephone number, including area code:  (818) 598-6780
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ITEM 1. Changes in Control of Registrant

      On November 9, 2001, the Registrant (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") to acquire Sanitec(TM) Services of Hawaii, Inc. ("Sanitec(TM)-Hawaii"), a Hawaii corporation. Sanitec(TM)- Hawaii is a Honolulu-based provider of medical waste treatment services. Sanitec(TM)-Hawaii has developed and built the state's most up-to-date technological facility for the treatment of waste streams produced in hospitals, medical clinics, offices and laboratories. Sanitec(TM)-Hawaii employs state of the art microwave technology to treat the waste stream. Sanitec(TM)-Hawaii will provide full collection, packaging , transportation and treatment services throughout Hawaii, including the outer islands. This transaction closed in December, 2001 resulting in Sanitec(TM)-Hawaii becoming a wholly-owned subsidiary of Stein's.

      Sanitec(TM)-Hawaii transferred assets, consisting mostly of property and equipment totaling approximately $704,000, a non-competition agreement and contracts to process medical waste in Hawaii, to the Company in exchange for the issuance of 1,333,334 shares of the Company's stock to the Sanitec(TM)-Hawaii shareholder, valued at $3 per share. As part of this transaction, a new Board member was appointed, Mary Reidinger, to file the vacancy caused by the prior resignation of Mr. Burnell. James Smith was appointed as President and CEO with Charles Smith remaining CFO. Additionally, Myles O'Dwyer was appointed as COO and a director to fill a pre-existing vacancy in the Board. Mr. Smith, Mr. O'Dwyer and Charles Smith were appointed directors of Sanitec(TM)-Hawaii.

ITEM 2. Acquisition or Disposition of Assets.

      See discussion above in Item 1.

ITEM 7. Financial Statements and Exhibits.

      (A) Financial Statements and Schedules

      The following financial statements and schedules are filed as part of this report:

      Pro Forma Condensed Consolidated Balance Sheet
      Pro Forma Condensed Consolidated Statement of Income
      Sanitec Services of Hawaii, Inc. Financial Statements for the years ended December 31, 2000 and 1999 including:
      Independent Auditor's Report
      Balance Sheet
      Statement of Income
      Statement of Changes in Stockholders' Equity
      Statement of Cash Flows
      Notes to Financial Statements
      Sanitec Services of Hawaii, Inc. Financial Statements for the six month period ended June 30, 2001 (unaudited)

      (B) List of Exhibits

      The following exhibits are filed with this report.

      Financial Statements.
      Agreement and Plan of Reorganization.


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December 26, 2001                   STEIN'S HOLDINGS, INC.


                                     /s/ James Smith
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                                     James Smith, President


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